                                                                  Exhibit 3.1

[ILLEGIBLE] RM CD-74-10M-10-79-152328

[ILLEGIBLE]
-----------
  Examiner

                        The Commonwealth of Massachusetts

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS: 02108


                                                          FEDERAL IDENTIFICATION

                                                          NO. 04-2495703
                                                              ------------------

                        RESTATED ARTICLES OF ORGANIZATION

                     General Laws, Chapter 156B, Section 74

      This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  -----------

I, Mordechai Wiesler                                             , President and
                                                                        Clerk of

                              PRI Automation, Inc.
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at 749 Middlesex Turnpike, Billerica, Massachusetts 01821 do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on September 9, 1994 by vote of 231,482 shares of preferred stock (Class of Stock) out of 231,482 shares outstanding, 1,944,714 shares of common stock (Class of Stock) out of 2,117,331 shares outstanding and __________ shares of ___________ (Class of Stock) out of _____________ shares outstanding, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby: -

      1.    The name by which the corporation shall be known is: -

                  PRI Automation, Inc.

      2.    The purposes for which the corporation is formed are as follows: -

                  See continuation sheet 2A.

C  |_|

P  |X|

M  |X|

RA |_|


/s/ JO
------
 P.C.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

      3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                       WITHOUT PAR VALUE                    WITH PAR VALUE
                       -----------------                    --------------
CLASS OF STOCK          NUMBER OF SHARES       NUMBER OF SHARES        PAR VALUE
--------------          ----------------       ----------------        ---------

Preferred                                               400,000             $.01

Common                                               12,000,000             $.01

      *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                  See continuation sheets 4A-4C.

      *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                  None.

      *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                  See continuation sheets 6A-6G.

* If there are no such provisions, state "None".

      2A.   PURPOSES

      To design, develop, manufacture, sell, buy, acquire, license, lease, furnish and deal in industrial robot products.

      To acquire, hold, dispose of, buy, sell, underwrite, handle on commission and otherwise deal in stocks, shares, bonds, notes and obligations of the interests in corporations, joint-stock companies, trusts, associations, partnerships, firms or persons and all forms of public and municipal securities of this or any other country, or any right or interest therein, and while owner thereof, to exercise all rights, powers and privileges of ownership in the same manner and to the same extent that an individual might.

      To acquire, hold, use, construct, maintain and dispose of buildings, plants, factories, mills, machinery, works, and all other real and personal property, tangible or intangible, of whatever kind and wherever situated, or any right of interest therein for the purposes of the foregoing businesses, and as a going business or otherwise, all or any part of the assets of any corporation, joint-stock company, trust, association, firm and person, and in such cases to assume all or any part of its or his liabilities.

      To engage in, transact and carry on any or all of the above businesses or any other business or activity necessary or convenient for or incidental to any or all of the foregoing or which can advantageously be conducted in connection therewith, and to engage in, transact and carry on any business or activity which a business corporation organized under the provisions of Chapter 156B of the General Laws of Massachusetts may lawfully engage in, transact or conduct.

      4A.   DESIGNATION OF STOCK

      The aggregate number of shares of capital stock which the Corporation has authority to issue is 12,400,000 consisting of:

      (i) 400,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"); and

      (ii) 12,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock").

      4B.   DESCRIPTION OF COMMON STOCK

      The description of the Common Stock is as follows:

      Each holder of Common Stock shall at every meeting of stockholders be entitled to one vote in person or by proxy for each share of Common Stock held by him. The holders of the Common Stock shall be entitled to such dividends as may from time to time be declared by the Board of Directors out of any funds legally available for the declaration of dividends, subject to any provisions of these Articles of Organization, as amended from time to time, and subject to the relative rights and preferences or any shares of Preferred Stock authorized and issued hereunder. Subject to the relative rights and preferences of any shares of Preferred Stock authorized and issued hereunder, upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, the holders of shares of Common Stock shall be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders.

      4C.   DESCRIPTION OF PREFERRED STOCK

      The description of the Preferred Stock is as follows:

      1. Certificate of Designation. The Board of Directors is authorized, subject to limitations described by law and the provisions of this Article 4, to provide for the issuance of shares of Preferred Stock with or without series, and, by filing a certificate pursuant to the applicable law of The Commonwealth of Massachusetts (the "Certificate of Designation"), to establish from time to time the number of shares to be included in each such series and to fix the designation, preferences, voting powers, qualifications and special or relative rights or privileges of the shares of each such series. In the event that at any time the Board of Directors shall have established and designated one or more shares of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock until designated by the Board of Directors as being a part of a series previously established or a new series then being established by the Board of Directors. Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series except as set forth in the Certificate of Designation.

      2. Authority of Board. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

              (i) the number of shares constituting that series, which number may be increased or decreased (but not below the number of shares of such series then outstanding) from time to time by the Board of Directors, and the distinctive designation of that series;

              (ii) whether any dividend shall be paid on shares of that series, and, if so, the dividend rate on the shares of that series; whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

              (iii) whether shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

              (iv) whether shares of that series shall be convertible into shares of Common Stock or another security and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

              (v) whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

              (vi) whether, in the event of purchase or redemption of the shares of that series, any shares of that series shall be restored to the status of authorized but unissued shares or shall have such other status as shall be set forth in the Certificate of Designation;

              (vii) the rights of the shares of that series in the event of the sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the Corporation, or the merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of shares of that series to payment in any such event;

              (viii) whether the shares of that series shall carry any
                     preemptive right in or preemptive right to subscribe to any additional shares of Preferred Stock or any shares of any other class of stock which may at any time be authorized or issued, or any bonds, debentures or other securities convertible into shares of stock of any class of the Corporation, or options or warrants carrying rights to purchase such shares or securities; and

              (ix) any other designation, preferences, voting powers, qualifications, and special or relative rights or privileges of the shares of that series.

      6A.   CERTAIN TRANSACTIONS APPROVED BY THE BOARD OF DIRECTORS

      Except as otherwise provided in these Articles of Organization, the Corporation may authorize, by a vote of a majority of the shares of each class of stock outstanding and entitled to vote thereon, (a) the sale, lease or exchange of all or substantially all of its property and assets, including its goodwill, upon such terms and conditions as it deems expedient, and (b) the merger or consolidation of the Corporation into any other corporation, provided, however, that such sale, lease, exchange, merger or consolidation shall have been approved by a majority of the members of the Board of Directors.

      6B.   LIMITATION OF LIABILITY OF DIRECTORS

      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this Article shall not eliminate or limit any liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 61 and 62 of Massachusetts General Laws, Chapter 156B, or any amendatory or successor provisions thereto (the "Massachusetts Business Corporation Law"), or (iv) with respect to any transaction from which the director derived an improper personal benefit.

      The provisions of this Article shall not eliminate or limit the liability of a director of the Corporation for any act or omission occurring prior to the date on which this Article became effective, provided, however, that neither any provision of this Article nor the adoption of this Article shall affect the effectiveness of any predecessor provision of these Articles of Organization pertaining to the elimination or limitation of the liability of a director of the Corporation for any act or omission occurring prior to the date on which this Article became effective. No amendment or repeal of this Article shall adversely affect the rights and protection afforded to a director of the Corporation under this Article for acts or omissions occurring prior to such amendment or repeal.

      If the Massachusetts Business Corporation Law is subsequently amended to further eliminate or limit the personal liability of directors or to authorize corporate action to further eliminate or limit such liability, then the liability of the directors of the Corporation shall, without any further action of the Board of Directors or the stockholders of the Corporation, be eliminated or limited to the fullest extent permitted by the Massachusetts Business Corporation Law.

      6C.   INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

      1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (hereinafter a "Proceeding"), by reason of the fact that he or she is or was (a) a director of the Corporation, (b) an officer of the Corporation elected or appointed by the stockholders or the Board of Directors, or (c) serving, at the request of the Corporation as evidenced by a vote of the Board of Directors prior to the occurrence of the event to which the indemnification relates, as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (such persons described in (a), (b) and (c) are sometimes hereinafter referred to as "Indemnitees"), whether the basis of such Proceeding is alleged action in an official capacity as such a director or officer of the Corporation or as such other director, officer, employee or agent or in any other capacity while serving as such a director or officer of the Corporation or as such other director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Massachusetts Business Corporation Law (but in the case of an amendment to the Massachusetts Business Corporation Law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, but not limited to, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be such a director, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 3 of this
Article 6C with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized or ratified by the Board of Directors of the Corporation. The right to indemnification conferred in this Article 6C shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any Proceeding in advance of its final disposition (hereinafter an "Advancement of Expenses"); provided, however, that, if the Massachusetts Business Corporation Law so requires, an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Article 6C or otherwise.

      2. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to an Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 6C.

      3. Right of Indemnitee to Bring Suit. If a claim under this Article 6C is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement or Expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time hereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the Indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that the Indemnitee has not met the applicable standard of conduct set forth in the Massachusetts Business Corporation Law. In addition, in any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a Final Adjudication that the Indemnitee has not met the applicable standard of conduct set forth in the Massachusetts Business Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Massachusetts Business Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this
Article 6C or otherwise, shall be on the Corporation.

      4. Non-Exclusivity of Rights. The rights to indemnification and to Advancement of Expenses conferred in this Article 6C shall not be exclusive of any other right which any person may have or hereafter acquire under these By-Laws, the

Articles of Organization or any statute, agreement, vote of stockholders or of disinterested directors or otherwise.

      5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or any director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Massachusetts Business Corporation Law. The Corporation's obligation to provide indemnification under this Article 6C shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the Corporation or any other person.

      6. Amendments. Without the consent of a person entitled to the indemnification and other rights provided in this Article 6C (unless otherwise required by the Massachusetts Business Corporation Law), no amendment modifying or terminating such rights shall adversely affect such person's rights under this Article 6C with respect to the period prior to such amendment.

      7. Savings Clause.

      If this Article 6C or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any liabilities and expenses with respect to any Proceeding to the fullest extent permitted by any applicable portion of this Article 6C that shall not have been invalidated and to the fullest extent permitted by applicable law.

      6D.   MAKING AND AMENDING BY-LAWS

      The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the Corporation in whole or in part, except with respect to any provision thereof which by law or these Articles of Organization or such By-Laws requires action by the stockholders, who shall also have power to make, alter, amend and repeal the By-Laws of the Corporation. Any By-Laws made by the Board of Directors under the powers conferred hereby may be altered, amended, or repealed by the Board of Directors or the stockholders. Notwithstanding the foregoing and anything contained in these Articles of Organization to the contrary, Articles III, IV, VI and IX of the By-Laws, and this Article 6D, shall not be altered, amended or repealed by the stockholders, and no provision inconsistent therewith or herewith shall be adopted by the stockholders, without the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

      6E.   PLACES OF MEETING OF STOCKHOLDERS

      Meetings of the stockholders may be held anywhere in the United States.

      6F.   PARTNERSHIP IN ANY BUSINESS ENTERPRISE

      The Corporation may be a partner in any business enterprise it would have power to conduct by itself.

      6G.   TRANSACTIONS WITH AFFILIATED PERSONS

      The Corporation may enter into contracts or transact business with one or more of its directors, officers or stockholders or with any corporation, organization or other concern in which one or more of its directors, officers or stockholders are directors, officers, stockholders or are otherwise interested and may enter into other contracts or transactions in which one or more of its directors, officers or stockholders are in any way interested. In the absence of fraud, no such contract or transaction shall be invalidated or in any way affected by the fact that such one or more of the directors, officers or stockholders of the Corporation have or may have any interest which is or might be adverse to the interest of the Corporation even though the vote or action of directors, officers or stockholders having such adverse interest may have been necessary to obligate the Corporation upon such contract or transaction.

      At any meeting of the Board of Directors (or of any duly authorized committee thereof) at which any such contract or transaction shall be authorized or ratified, any such director may vote or act thereat with like force and effect as if he had not such interest, provided in such case that the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to the directors. A general notice that a director or officer is interested in any corporation or other concern of any kind referred to above shall be a sufficient disclosure as to the interest of such director or officer with respect to all contracts and transactions with such corporation or other concern. No director shell be disqualified from holding office as a director or an officer of the Corporation by reason of any such adverse interest, unless the Board of Directors shall determine that such adverse interest is detrimental to the Corporation. In the absence of fraud, no director, officer or stockholder having such adverse interest shall be liable on account of such adverse interest to the Corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such director, officer or stockholder be accountable on such ground for any gains or profits realized thereon.

                        BRIEF DESCRIPTION OF AMENDMENTS

Article 4: Article 4 has been amended so as to eliminate the provisions describing the Series A Convertible Preferred Stock, $.01 par value per share, of the Corporation.

      *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles
                                                                ----------------
                                   Article 4.
--------------------------------------------------------------------------------

      (*if there are no such amendments, state "None".)

                   Briefly describe amendments in space below:

      See Brief Description of Amendments, attached hereto.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 20th day of October in the year 1994.

                     /s/ M. Wiesler                                    President
---------------------------------------------------------
                     /s/ M. Wiesler                                        Clerk
---------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                        RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 74)

      I hereby approve the within restated articles of organization and, the filing fee in the amount of $300.00 having been paid, said articles are deemed to have been filed with me this 20th day of OCTOBER, 1994.


                                                     /s/ MICHAEL JOSEPH CONNOLLY

                                                       MICHAEL JOSEPH CONNOLLY
                                                          Secretary of State


                         TO BE FILLED IN BY CORPORATION

           PHOTOCOPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

           TO:   Robert L. Birnbaum, Esquire
                 Foley, Hoag & Eliot
           ---------------------------------------------------------
                 One Post Office Square
           ---------------------------------------------------------
                 Boston, Massachusetts 02109
           ---------------------------------------------------------
           Telephone (617) 482-1390
                     -----------------------------------------------

                                                         Copy Mailed

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2495703
                                                             -------------------

/s/ [ILLEGIBLE]
---------------
Examiner
/s/ [ILLEGIBLE]


/s/ [ILLEGIBLE]
---------------
Name
Approved

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

We, Mitchell G. Tyson                                               , *President
    ----------------------------------------------------------------

and Robert L. Birnbaum                                        , *Assistant Clerk
    ----------------------------------------------------------

of PRI Automation, Inc.
   ----------------------------------------------------------------------------,
                           (Exact name of corporation)

located at: 805 Middlesex Turnpike, Billerica, MA 01821
            -------------------------------------------------------------------,
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 22, 1997, by vote of

5,130,035 shares of       Common                 of 7,408,399 shares outstanding
---------          ------------------------------   ---------
                   (type, class & series, if any)

          shares of                              of       shares outstanding and
---------          ------------------------------   ------
                   (type, class & series, if any)

          shares of                              of          shares outstanding,
---------          ------------------------------   ---------
                   (type, class & series, if any)

C    |_|

P    |_|

M    |_|

R.A. |_|

**being at least a majority of each type, class or series outstanding and entitled to vote thereon

    4
---------
P.C.

* Delete the inapplicable words.
** Delete the inapplicable clause.
(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.
Note: if the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 by 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
TYPE         NUMBER OF SHARES       TYPE         NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
Common:                             Common:         12,000,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                          Preferred:         400,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change the total authorized to:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
TYPE         NUMBER OF SHARES       TYPE         NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
Common:                             Common:         24,000,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                          Preferred:         400,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
                      -------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this 22 day of April, 1997.


/s/ Mitchell G. Tyson                                               , *President
-------------------------------------------------------------------


/s/ Robert L. Birnbaum                                        , *Assistant Clerk
-------------------------------------------------------------

* Delete the inapplicable words.

573366
                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                                                                SECRETARY OF
                                                              THE COMMONWEALTH

                                                              97 APR 22 PM 1:33

                                                            CORPORATION DIVISION

================================================================================

I hereby approve the within Articles of Amendment, and the filing fee in the amount of $12,000 having been paid, said article is deemed to have been filed with me this 22nd day of April, 1997.

Effective date:
                ------------------------------


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

           Robert L. Birnbaum, Esq.
           ----------------------------------------------------------
           Foley, Hoag & Eliot LLP
           One Post Office Square
           ----------------------------------------------------------
           Boston, MA 02109
           ----------------------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2495703
                                                             -------------------

/s/ BT
/s/ JM
---------------
Examiner


N/A
---------------
Name
Approved

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

We, Mitchell G. Tyson                                               , *President
    ----------------------------------------------------------------

and Robert L. Birnbaum                                        , *Assistant Clerk
    ----------------------------------------------------------

of PRI Automation, Inc.
   ----------------------------------------------------------------------------,
                           (Exact name of corporation)

located at  805 Middlesex Turnpike, Billerica, MA 01821
            -------------------------------------------------------------------,
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on January 16, 1998, by vote of:

10,541,574 shares of      Common Stock         of 15,298,656 shares outstanding,
----------          ---------------------------   ----------
                  (type, class & series, if any)

           shares of                            of       shares outstanding, and
----------          ----------------------------   ------
                   (type, class & series, if any)

           shares of                             of          shares outstanding,
----------          ----------------------------   ----------
                   (type, class & series, if any)

C    |_|

P    |_|

M    |_|

R.A. |_|

**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/

    4
---------
P.C.

* Delete the inapplicable words.
** Delete the inapplicable clause.
(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.
Note: if the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 by 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
TYPE         NUMBER OF SHARES       TYPE         NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
Common:                             Common:         24,000,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                          Preferred:         400,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change the total authorized to:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
TYPE         NUMBER OF SHARES       TYPE         NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
Common:                             Common:         50,000,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                          Preferred:         400,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
                      -------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of January, 1998.


/s/ Mitchell G. Tyson                                                 *President
-------------------------------------------------------------------


/s/ Robert L. Birnbaum                                       , *Assistant Clerk.
------------------------------------------------------------

* Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

================================================================================

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $26,000 having been paid, said articles are deemed to have been filed with me this 2nd day of February, 1998.

Effective date:
                ------------------------------

                                                                SECRETARY OF
                                                              THE COMMONWEALTH

                                                              98 FEB-2 PM 12:15

                                                            CORPORATION DIVISION


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

           Robert L. Birnbaum, Esq.
           ----------------------------------------------------------
           Foley, Hoag & Eliot
           One Post Office Square
           ----------------------------------------------------------
           Boston, MA 02109-2170
           ----------------------------------------------------------

                        The Commonwealth of Massachusetts

                             William Francis Galvin
                          Secretary of the Commonwealth
                              Corporations Division
                   One Ashburton Place, Boston, MA 02108-1512

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2495703

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26

                                   ----------

We, Mitchell G. Tyson, President, and
    Robert L. Birnbaum, Assistant Clerk of

                              PRI Automation, Inc.
                              (Name of Corporation)

located at 805 Middlesex Turnpike, Billerica, Massachusetts 01821 do hereby certify that at a meeting of the directors of the corporation held on December 7, 1998, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:-

                            See Continuation Sheet 2A

                              Continuation Sheet 2A

                              PRI AUTOMATION, INC.

VOTED That, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Articles of Organization of the Corporation, the Board of Directors hereby designates and establishes [250,000] shares of its authorized but unissued Preferred Stock as its Series A Participating Cumulative Preferred Stock, $.01 par value (the "Series Preferred Stock"); that such Series A Preferred Stock shall have the terms set forth in their entirety in Exhibit A to the Rights Agreement presented to this meeting, and such terms be, and they hereby are, approved; and that the President or any Vice President and the Clerk or any Assistant Clerk of the Corporation be, and they hereby are, authorized to execute a Certificate of Vote of Directors Establishing a Series of a Class of Stock (the "Certificate of Vote of Directors") setting forth such terms in the name of the Corporation, and to file the Certificate of Vote of Directors with the Secretary of State of The Commonwealth of Massachusetts and such other governmental authorities as may be required by law.

                                               EXHIBIT A TO THE RIGHTS AGREEMENT

                                TERMS OF SERIES A
                    PARTICIPATING CUMULATIVE PREFERRED STOCK
                                       OF
                              PRI AUTOMATION, INC.

      Section 1. Designation and Number of Shares. The shares of such series shall be designated as "Series A Participating Cumulative Preferred Stock" (the "Series A Preferred Stock"), $.01 par value. The number of shares initially constituting the Series A Preferred Stock shall be [250,000]; provided, however, that, if more than a total of [250,000] shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the "Rights") issued pursuant to the Rights Agreement dated as of December 7, 1998 between the Corporation and State Street Bank and Trust Company, as Rights Agent (the "Rights Agreement"), the Board of Directors of the Corporation, pursuant to Section 26 of Chapter 156B of the Massachusetts General Laws, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of said Section 26 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Articles of Organization then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

      Section 2. Dividends or Distributions.

            (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $1.00 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of non-cash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the "Formula Number" shall be 100; provided, however, that if at any time after December 7, 1998, the Corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after December 7, 1998, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Series A Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

            (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per whole share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

            (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

            (d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared.

            (e) The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

      Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

            (a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holder of the Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

            (b) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

            (c) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

            (d) Except as provided herein, in Section 11 or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

Section 4. Certain Restrictions.

            (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred

      Stock: provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

            (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

      Section 5 Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1.00 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

      Section 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind) as the ease may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this
Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

      Section 7. No Redemption; No Sinking Fund.

            (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Preferred Stock; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

            (b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

      Section 8. Ranking. The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Corporation, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

      Section 9. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-hundredth (1/100th) of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-hundredth (1/100th) of a share or any integral multiple thereof or (2) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

      Section 10. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of the Articles of Organization.

      Section 11. Amendment. None of the powers, preferences and relative participating, optional and other special rights of the Series A Preferred Stock provided herein or in the Articles of Organization shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class; provided, however, that no such amendment approved by the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock shall be deemed to apply to the powers, preferences, rights or privileges of any holder of shares of Series A Preferred Stock originally issued upon exercise of the Rights after the time of such approval without the approval of such holder.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 7th day of December in the year 1998.


/s/ Mitchell G. Tyson                                                  President
----------------------------------------------------------------------

/s/ Robert L. Birnbaum                                           Assistant Clerk
----------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                        CERTIFICATE OF VOTE OF DIRECTORS
                    ESTABLISHING A SERIES OF A CLASS OF STOCK
                    (General Laws, Chapter 156B, Section 26)

                                                                SECRETARY OF
                                                              THE COMMONWEALTH

                                                              98 DEC-9 PM 3:18

================================================================================

I hereby approve the within Certificate of Vote of Directors and, the filing fee in the amount of $100 having been paid, said certificate is deemed to have been filed with me this 9th day of December, 1998.

Effective date:
                ------------------------------


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

           Robert L. Birnbaum, Esq.
           ----------------------------------------------------------
           Foley, Hoag & Eliot LLP
           ----------------------------------------------------------
           One Post Office Square Boston, MA 02109
           ----------------------------------------------------------
           Telephone: (617) 832-1000
                      -----------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2495703
                                                             -------------------

/s/ [ILLEGIBLE]
---------------
Examiner
/s/ HG

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                        CERTIFICATE OF VOTE OF DIRECTORS
                     ESTABLISHING A CLASS OR SERIES OF STOCK
                    (General Laws, Chapter 156B, Section 26)

We, Mitchell G. Tyson                                               , *President
    ----------------------------------------------------------------

and Robert L. Birnbaum                                        , *Assistant Clerk
    ----------------------------------------------------------

of PRI Automation, Inc.
   ----------------------------------------------------------------------------,
                           (Exact name of corporation)

located at: 805 Middlesex Turnpike, Billerica, Massachusetts 01821
            -------------------------------------------------------------------,
                (Street Address of corporation in Massachusetts)

do hereby certify that at a meeting of the directors of the corporation held on November 24, 1998, the following vote establishing and designating a class or series of stock and determining the relative rights and preferences thereof was duly adopted.

See Continuation Sheet 2A

   6
-------
P.C.

* Delete the inapplicable words.
Note: Votes for which the space provided above is not sufficient should be provided on one side of separate 8 1/2 x 11 sheets of white paper, numbered 2A, 2B, etc., with a left margin of at least 1 inch.

                              CONTINUATION SHEET 2A

VOTED: That, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Articles of Organization of the Corporation, the Board of Directors hereby designates and establishes one share of its authorized but unissued Preferred Stock as its Special Voting Preferred Stock, par value $0.01 per share (the "Special Voting Preferred Stock"); that such Special Voting Preferred Stock shall have the terms set forth in their entirety in ANNEX A attached hereto; that such terms be, and they hereby are, approved; and that the President or any Vice President and the Clerk or any Assistant Clerk of the Corporation be, and they hereby are, authorized to execute a Certificate of Vote of Directors Establishing a Class or Series of Stock (the "Certificate of Vote of Directors") setting forth such terms in the name of the Corporation, and to file the Certificate of Vote of Directors with the Secretary of State of The Commonwealth of Massachusetts and such other governmental authorities as may be required by law.

                                     ANNEX A

                     TERMS OF SPECIAL VOTING PREFERRED STOCK

1. Designation; Number of Shares. The class of Preferred Stock known as "Special Voting Preferred Stock" shall consist of one (1) share.

2. Voting. On all matters submitted to a vote of stockholders of the Corporation, the holder of the share of Special Voting Preferred Stock shall be entitled at any relevant date to the number of votes determined in accordance with a certain Voting and Exchange Trust Agreement, dated as of March 2, 1999, by and among the Corporation, 1325949 Ontario, Inc., a corporation organized and existing under the laws of the Province of Ontario and a wholly owned subsidiary of the Corporation, Promis Systems Corporation Ltd., a corporation organized and existing under the laws of Canada ("Promis"), and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada. Except as required by law or by the Articles of Organization of the Corporation, the holder of the share of Special Voting Preferred Stock and the holders of the Common Stock of the Corporation shall vote together as a single class in the election of directors and on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Special Voting Preferred Stock is required by law or by the Articles of Organization of the Corporation to vote separately as a class or series on a proposal, the holder of the share of Special Voting Preferred Stock shall in addition to voting separately as a class or series on such proposal, also be entitled to vote with the holders of the Corporation's Common Stock together as a single class.

3. Dividends. The holder of the share of Special Voting Preferred Stock shall not be entitled to receive any dividends.

4. Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holder of the share of Special Voting Preferred Stock shall be entitled to be paid out of the net assets of the Corporation available for distribution, before any distribution or payment is made upon any stock of the Corporation ranking on liquidation junior to the Special Voting Preferred Stock, an amount equal to $1.00, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Special Voting Preferred Stock (the "Special Voting Preferred Stock Liquidation Payment"). Upon any such dissolution, liquidation or winding up of the affairs of the Corporation, after the holder of the share of Special Voting Preferred Stock shall have been paid the amount to which it shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Special Voting Preferred Stock. Whenever the distribution provided for in this paragraph shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. Written notice of such dissolution, liquidation or winding up of the affairs of the Corporation, stating a payment date, the amount of the Special Voting Preferred Stock Liquidation Payment and the place where said Special Voting Preferred Stock Liquidation Payment shall be payable, shall be given by mail, postage prepaid, not less than 5 days prior to the payment date stated therein, to the holder of record of Special Voting Preferred Stock, such notice to be addressed to such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the

      Special Voting Preferred Stock. A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 4.

5. Redemption. (a) The share of Special Voting Preferred Stock shall be redeemed by the Corporation as described herein, at a price of $1.00, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Special Voting Preferred Stock (the "Redemption Price"). Such redemption shall occur automatically and simultaneously, but only upon the issuance by the Corporation of its Common Stock or delivery by 1325949 Ontario Inc. of the Corporation's Common Stock for the last outstanding Exchangeable Share of Promis ("Exchangeable Share") held by a person other than the Corporation or any of its subsidiaries.

            (b) Promptly after the issuance by the Corporation of its Common Stock or delivery by 1325949 Ontario Inc. of the Corporation's Common Stock for the last outstanding Exchangeable Share held by a person other than the Corporation or any of its subsidiaries, the Corporation shall give written notice (the "Redemption Notice") by mail, postage prepaid, to the holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of the share of Special Voting Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the date on which the last outstanding Exchangeable Share held by a person other than the Corporation or any of its subsidiaries was acquired by the Corporation or any of its subsidiaries (the "Redemption Date") and the place and date (not to exceed 20 days from the date such notice is given) where said Redemption Price shall be payable. The Redemption Notice shall be addressed to such holder at the address of the holder as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of the holder of the share of Special Voting Preferred Stock (including the right to vote as provided in paragraph 2 above) shall cease with respect to such share (except the right to receive the Redemption Price), and such share shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not have funds legally available for redemption of the share of Special Voting Preferred Stock on the Redemption Date, the share of Special Voting Preferred Stock shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when the Corporation has legally available funds for the redemption of such share of Special Voting Preferred Stock, such funds will be used to redeem such share.

            (c) The share of Special Voting Preferred Stock redeemed pursuant to this paragraph 5 or otherwise acquired by the Corporation in any manner whatsoever shall upon any such reacquisition by the Corporation be automatically restored to the status of an authorized but unissued share of Preferred Stock of the Corporation.

SIGNED UNDER THE PENALTIES OF PERJURY, this 2nd day of March, 1999.


/s/ Mitchell G. Tyson                                              , *President,
-------------------------------------------------------------------

/s/ Robert L. Birnbaum                                       , *Assistant Clerk.
-------------------------------------------------------------

*Delete the inapplicable words

                        THE COMMONWEALTH OF MASSACHUSETTS

                        CERTIFICATE OF VOTE OF DIRECTORS
                    ESTABLISHING A SERIES OF A CLASS OF STOCK
                    (General Laws, Chapter 156B, Section 26)

================================================================================

I hereby approve the within Certificate of Vote of Directors and, the filing fee in the amount of $100.00 having been paid, said certificate is deemed to have been filed with me this 2nd day of March, 1999.

Effective date:
                ------------------------------

                                                                SECRETARY OF
                                                              THE COMMONWEALTH

                                                              99 MAR-2 AM 8:51


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

           Andrew J. Cordner, Esq.
           ----------------------------------------------------------
           Foley, Hoag & Eliot LLP
           One Post Office Square
           ----------------------------------------------------------
           Boston, MA 02109
           ----------------------------------------------------------
           Telephone: (617) 832-1000
                      -----------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2495703
                                                             -------------------

    /s/ BT
---------------
Examiner

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)

We, Mitchell G. Tyson                                               , *President
    ----------------------------------------------------------------

and Robert L. Birnbaum                                        , *Assistant Clerk
    ----------------------------------------------------------

of PRI Automation, Inc.
   ----------------------------------------------------------------------------,
                           (Exact name of corporation)

organized under the laws of Massachusetts and herein called the parent corporation, certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporation is/are:

           NAME                  STATE OF ORGANIZATION      DATE OF ORGANIZATION

Promis Systems Corporation              Delaware              February 2, 1994

2. The parent corporation, at the date of the vote, owned not less than ninety percent (90%) of the outstanding shares of each class of stock of the subsidiary corporation or corporations with which it has voted to merge.

Item 3 below may be deleted if all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them.

3. That in the case of each of the above named corporations, the laws of the state of its organization, if other than Massachusetts, permit the merger herein described, and that all action required under the laws of each such state in connection with this merger has been duly taken.

   5
-------
P.C.

* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

4. That at a meeting of the directors of the parent corporation, the following vote pursuant to General Laws, Chapter 156B, Section 82, Subsection (a) was duly adopted:

                           See Continuation Sheet 4A.

Note: Votes, for which the space provided above is not sufficient, should be listed on additional sheets to be numbered 4A, 4B, etc. Additional sheets must be 8 1/2 x 11 and have a left hand margin of 1 inch. Only one side should be used.

                              Continuation Sheet 4A

VOTED: That, subject to the closing of the purchase by the Corporation of all of the outstanding capital stock of Promis Systems Corporation in accordance with the Stock Purchase Agreement by and between the Corporation and PRI Automation (Canada), Inc., the Corporation merge into itself, effective as of 11:59 p.m. on September 30, 1999 (the "Effective Time"), its wholly-owned subsidiary, Promis Systems Corporation, pursuant to Section 253 of the Delaware General Corporation Law and Section 82 of the Massachusetts Business Corporation Law; and that the officers of the Corporation be, and each of them hereby is, authorized and empowered in the name and on behalf of the Corporation, under its corporate seal or otherwise, to prepare, execute, deliver, file and record any and all instruments, documents and other papers, including, without limitation, a Delaware Certificate of Ownership and Merger and Massachusetts Articles of Merger, and take any and all other actions, before, on or after the Effective Time as may be necessary to effect such merger.

5. The effective date of the merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date, which shall not be more than thirty days after the date of filing:

                        11:59 p.m. on September 30, 1999

Section 6 below may be deleted if the parent corporation is organized under the laws of Massachusetts.

SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of September, 1999.


/s/ Mitchell G. Tyson                                              , *President,
-------------------------------------------------------------------

/s/ Robert L. Birnbaum                                       , *Assistant Clerk.
-------------------------------------------------------------

* Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

                        THE COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)

                                                                 SECRETARY OF
                                                               THE COMMONWEALTH

                                                               99 SEP 30 PM 3:23

================================================================================

I hereby approve the within Articles of Merger of Parent and Subsidiary Corporations and, the filing fee in the amount of $250, having been paid, said articles are deemed to have been filed with me this 30th day of September, 1999.

Effective date.
                ------------------------------


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

           Andrew J. Cordner, Esq.
           Foley, Hoag & Eliot LLP
           ----------------------------------------------------------
           One Post Office Square
           ----------------------------------------------------------
           Boston, MA 02109
           ----------------------------------------------------------
           Telephone: (617) 832-1000
                      -----------------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2495703
                                                             -------------------

/s/ JC
---------------
Examiner


N/A
---------------
Name
Approved

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

We, Mitchell G. Tyson                                               , *President
    ----------------------------------------------------------------

and Robert L. Birnbaum                                                  , *Clerk
    --------------------------------------------------------------------

of PRI Automation, Inc.
   ----------------------------------------------------------------------------,
                           (Exact name of corporation)

located at: 850 Middlesex Turnpike, Billerica, MA 01821
            -------------------------------------------------------------------,
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

3
--------------------------------------------------------------------------------
          (Number those articles 1, 2, 3, 4, 5  and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on March 10, 2000, by vote of:

                        Common Stock, $0.01
16,349,749 shares of     par value per share   of 22,780,837 shares outstanding,
----------          ---------------------------   ----------
                   (type, class & series, if any)

           shares of                           of        shares outstanding, and
----------          ---------------------------   ------
                   (type, class & series, if any)

           shares of                            of          shares outstanding.
----------          ---------------------------   ----------
                   (type, class & series, if any)

C    |_|

P    |_|

M    |_|

R.A. |_|

**being at least a majority of each type, class or series outstanding and entitled to vote thereon:/ and of each type, class or series of stock whose rights are adversely affected thereby:

    4
---------
P.C.

* Delete the inapplicable words.
** Delete the inapplicable clause.
(1) For amendments adopted pursuant to Chapter 156B, Section 70.
(2) For amendments adopted pursuant to Chapter 156B, Section 71.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 by 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
  TYPE       NUMBER OF SHARES         TYPE       NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
Common:                             Common:         50,000,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                          Preferred:         400,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Change the total authorized to:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                   WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
  TYPE       NUMBER OF SHARES         TYPE       NUMBER OF SHARES      PAR VALUE
--------------------------------------------------------------------------------
Common:                             Common:         75,000,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred:                          Preferred:         400,000         $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:
                      -------------------------

SIGNED UNDER THE PENALTIES OF PERJURY, this 10th day of March, 2000.


/s/ Mitchell G. Tyson                                               , *President
-------------------------------------------------------------------


/s/ Robert L. Birnbaum                                                  , *Clerk
------------------------------------------------------------------------

* Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

================================================================================

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $25,000 having been paid, said articles are deemed to have been filed with me this 28th day of March, 2000.

Effective date:
                ------------------------------


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

           Robert L. Birnbaum
           Foley, Hoag & Eliot LLP
           ----------------------------------------------------------
           One Post Office Square
           ----------------------------------------------------------
           Boston, MA 02109
           ----------------------------------------------------------